UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2007

Date of Report (date of earliest event reported)

Riverbed Technology, Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 247-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On July 26, 2007, Riverbed Technology, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007. This amended current report on Form 8-K/A is being filed to correct a typographical error in the amount of total stockholders’ equity as of June 30, 2007 reported in the financial statements of the original press release filed on Form 8-K. A copy of the revised financial statements is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Revised July 26, 2007 Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2007	Riverbed Technology, Inc.

/s/ Randy Gottfried
Randy Gottfried
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Revised July 26, 2007 Press Release